ING SERIES FUND, INC.

ING Growth Fund

ING International Equity Fund

Supplement dated July 26, 2007 to ING Growth Fund’s

 Class A, Class B, and Class C Prospectus, Class I Prospectus, and

Class A, Class B, Class C, Class I, and Class R Statement of Additional Information (“SAI”)

each dated September 30, 2006 and;

to ING International Equity Fund’s Class A, Class B, and Class C Prospectus, Class I Prospectus and
Class O Prospectus, and Class A, Class B, Class C, and Class I SAI and Class O SAI

each dated February 28, 2007.

On July 24, 2007, the Board of Directors of ING Series Fund, Inc. approved a proposal to reorganize each “Disappearing Fund” into the following “Surviving Funds” (each a “Reorganization,” and collectively, the “Reorganizations”):

Disappearing Fund	Surviving Fund
ING Growth Fund	ING Opportunistic LargeCap Fund
ING International Equity Fund	ING Index Plus International Equity Fund

Each proposed Reorganization is subject to approval by shareholders of each Disappearing Fund.  If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place on or about October 30, 2007, for each Disappearing Fund, it is expected that each Reorganization shall close on November 10, 2007, or such other date as the parties to the Reorganizations may agree, at 4:00 p.m. Eastern Time (the “Closing Date”). Shareholders will be notified if a Reorganization is not approved.

If a Reorganization is approved, any contingent deferred sales charge (“CDSC”) that would be applicable on a redemption of shares of a Disappearing Fund or on a redemption of shares of the Surviving Fund acquired as a result of a Reorganization shall be waived from August 8, 2007 (the “Record Date”) through and until thirty (30) days following the Closing Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.